AMALGAMATION (Tables)	12 Months Ended
Dec. 31, 2021
SUMMARY OF HISTORICAL FINANCIAL INFORMATION

Number of shares of Draganfly Inc.	2,100,000
Fair value of common shares in concurrent financing	$2.50
Fair value of shares of Draganfly Inc.	$5,250,001
Fair value of warrants	1,645,193
Fair value of shares issued for transaction fees	1,000,000
Net assets acquired	$(90,335)
Listing expense	$7,804,859

Fair value of the Company acquired, net of liabilities
Cash	$28,538
Accounts receivable	4,991
Loans receivable	963,269
Accounts payable and accrued liabilities	(406,463)
Subscription receipts	(500,000)
$90,335

SUMMARY OF FAIR VALUE MEASUREMENT INPUTS AND VALUATION TECHNIQUES
Risk-free interest rate	0.86%
Estimate life	1.48 years
Expected volatility	100%
Expected dividend yield	0%